UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2022
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Building B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2022, Establishment Labs Holdings Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The Company's shareholders voted on four proposals at the Annual Meeting and the voting results for each of these proposals is set forth below.

Proposal 1 - Election of Directors. Each of the following nominees were elected as Class I directors to serve until the Company's 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstain	Broker Non-votes

Juan José Chacón Quirós	11,464,668	2,151,777	2,200	5,766,669
Nicholas Lewin	11,025,270	2,592,775	600	5,766,669
Edward Schutter	10,427,160	3,190,885	600	5,766,669

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022 was ratified.

Votes For	Votes Against	Abstain

19,382,622	824	1,868

Proposal 3 - The approval, on an advisory basis, of the compensation of the named executive officers. The compensation of the Company's named executive officers was approved, on an advisory basis.

Votes For	Votes Against	Abstain	Broker Non-votes

13,598,317	8,840	11,488	5,766,669

Proposal 4 - The approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation. The Company’s shareholders approved, on an advisory basis, a one-year frequency for future advisory votes on named executive officer compensation. Considering the results of the advisory vote on the frequency of future advisory votes on named executive officer compensation, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive compensation annually until the next required vote on the frequency of such votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes

13,614,361	1,005	862	2,417	5,766,669

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	June 22, 2022	By:	/s/ Rajbir S. Denhoy
		Name:	Rajbir S. Denhoy
		Title:	Chief Financial Officer